CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Exhibit 32.1

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Sync2 Entertainment Corporation., a Nevada corporation (the “Company”), on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), James Fitzpatrick, Chief Executive Officer of the Company, do hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

               (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ James Fitzpatrick

Name:	James Fitzpatrick

Title:	Chief Executive Officer

Date:	April 14, 2009

[A signed original of this written statement required by Section 906 has been provided to Sync2 Entertainment Corporation. and will be retained by Sync2 Entertainment Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]

CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Exhibit 32.2

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Sycn2 Entertainment Corporation., a Nevada corporation (the “Company”), on Form 10-K for the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), John Moore, Chief Financial Officer of the Company, do hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

               (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ John Moore

Name:	John Moore

Title:	Chief Financial Officer

Date:	April14, 2009

[A signed original of this written statement required by Section 906 has been provided to Sync2 Entertainment Corporation and will be retained by Sync2 Entertainment Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]